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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 1999


                       Stanford Telecommunications, Inc.
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              (Exact Name of Registrant as Specified in Charter)


              Delaware                      001-11473             94-2207636
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   (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
          of Incorporation)                                  Identification No.)


   1221 Crossman Avenue, Sunnyvale, California                      94089
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          (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:   408-745-0818
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 2. Acquisition or Disposition of Assets.

     On November 15, 1999, Stanford Telecommunications, Inc., a Delaware corporation ("STel"), sold to Intel Corporation, a Delaware corporation ("Intel"), substantially all of the assets of STel's telecom components products
(TCP) division, pursuant to an Asset Purchase Agreement, dated as of September 22, 1999 (the "Agreement"). The TCP division produces and sells wireless broadband silicon components, including wireless Local Multipoint Distribution System (LMDS) and Multipoint Multichannel Distribution System (MMDS) broadband silicon components. The TCP division's products are manufactured for head-end equipment used by cable companies and broadband wireless service providers, as well as customer premise equipment such as cable modems and set-top boxes.

     In consideration of the sale of assets, Intel paid to STel a purchase price of $37.5 million in cash and assumed certain liabilities of the TCP division. The purchase price was determined by arms' length negotiations between STel and Intel.

     In connection with the Agreement, Intel granted to STel a license under certain patents and patent applications for the purpose of STel making, having made and selling wireless LMDS/MMDS and satellite broadband board and system level products, and STel granted to Intel a license to all intellectual property rights necessary to the conduct of the business of the TCP division. Also in connection with the Agreement, STel and Intel entered into an Original Equipment Manufacturer Agreement relating to the purchase by STel of specified silicon component products from Intel.

     The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as an Exhibit to this Form 8-K and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable

     (b)  Pro Forma Financial Information.

          The registrant is unable to provide at this time the pro forma financial information required to be included in this Form 8-K. Such pro forma financial information will be filed by an amendment to this Form 8-K within 60 days following the date hereof.

     (c)  Exhibits

          Exh.   Description
          ----   -----------

          2.1 Asset Purchase Agreement, dated as of September 22, 1999, by and between Intel Corporation and Stanford Telecommunications, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted material is being filed separately with the Securities and Exchange Commission.)

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Stanford Telecommunications, Inc.



Dated: November 29, 1999      By:    /s/ Jerome F. Klajbor
                                 --------------------------------------------
                              Name:  Jerome F. Klajbor
                                   ------------------------------------------
                              Title: Vice President, Chief Financial Officer
                                    -----------------------------------------

                                      -3-
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                                 EXHIBIT INDEX

Exhibit    Description
-------    -----------

  2.1 Asset Purchase Agreement, dated as of September 22, 1999, by and between Intel Corporation and Stanford Telecommunications, Inc. (Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted material is being filed separately with the Securities and Exchange Commission.)